Segment Information	12 Months Ended
Mar. 31, 2024
Segment Information [Abstract]
SEGMENT INFORMATION

NOTE 21 — SEGMENT INFORMATION

The Group’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer who reviews the consolidated results of operations when making decisions about allocating resources and assessing performance of the Group. Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision maker. Based on the management approach as defined in IFRS 8, the Chief Operating Decision Maker evaluates the Group’s performance based on two segments i.e. Cable Services and Telemedicine Services.

Operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision maker. Based on the management approach as defined in IFRS 8, the Chief Operating Decision Maker evaluates the Group’s performance based on only one segment i.e. Cable Services.